                                                                   EXHIBIT 10.09

              ASSET TRANSFER, LICENSE AND STOCK ISSUANCE AGREEMENT

This Agreement is made effective as of June 24, 1997 (the "Effective Date") by and between Asymetrix Corporation, a Washington corporation including its majority-owned subsidiaries (other than SuperCede) (collectively "Asymetrix"), having its principal office at 110 - 110th Avenue N.E., Bellevue, Washington 98004, and SuperCede, Inc., a Washington corporation ("SuperCede"), having an office at 110 - 110th Avenue N.E., Bellevue, Washington 98004.

                                    RECITALS

A. Asymetrix has determined that the business currently conducted by its Internet Tools Division should be conducted by SuperCede, which will as of the Effective Date be a wholly-owned subsidiary of Asymetrix but which both Asymetrix and SuperCede anticipate will become an independent corporation in the near future.

B. Asymetrix and SuperCede desire to establish the terms under which the business of the Internet Tools Division will be transferred to SuperCede and the terms of certain relationships between the two of them which will continue after such time as SuperCede is no longer a wholly-owned subsidiary of Asymetrix.

                                   AGREEMENT

Therefore, in consideration of the foregoing and the covenants and conditions hereinafter set forth, Asymetrix and SuperCede agree as follows:

1.   DEFINITIONS.

     (a) "Assets" means and includes and all of the Assigned Agreements, the
          ------
SuperCede Technology, the Patents, the Copyrights, the Trademarks, any and all inventory of or associated with the SuperCede Products (including piece parts, data sheets and marketing materials), and the tangible assets set forth on
Schedule 1(a) hereto.

     (b) "Assigned Agreements"  means those agreements of Asymetrix that are
          -------------------
related to the SuperCede Technology and/or the SuperCede Products and which are set forth on Schedule 1(b).

     (c) "Assumed Obligations" means any and all obligations or liabilities of
          -------------------
Asymetrix under any of the Assigned Agreements as well as certain other obligations or liabilities of Asymetrix set forth on Schedule 1(c).

     (d) "Asymetrix Product" means a product of Asymetrix that incorporates or
          -----------------
otherwise utilizes any portion of the SuperCede Technology in combination with other technology of Asymetrix or third parties such that a majority of the functionality of such product is derived from technology other than the SuperCede Technology.

     (e) "Competing Product" means any product that competes with a SuperCede
          -----------------
Product; provided, however, that "Competing Product" shall not include any products in the Asymetrix product line, including any successors to such product line, whether marketed under their current names and trademarks or not, even if such products can perform some of the same functions as a SuperCede Product.

     (f)  "Confidential Information" means (i) any of a party's proprietary
           ------------------------
technology or computer software in all versions and forms of expression, whether or not the same has been patented or the copyright thereto registered, is the subject of a pending patent or registration application, or forms the basis for a patentable invention; (ii) any manuals, notes, documentation, technical information, drawings, diagrams, specifications, formulas or know-how related to any of the foregoing; (iii) any information regarding current or proposed products, customers, contracts, business methods, financial data or marketing data; and (iv) any other information that is clearly marked or designated as confidential or proprietary by such party. Confidential Information includes unwritten information that is identified by such party as confidential at the time of disclosure. Confidential Information does not include information which:
(v) was in a party's lawful possession prior to the disclosure and had not been obtained by such party either directly or indirectly from the other party; (vi) is lawfully disclosed to such party by a third party without restriction on disclosure; (vii) is independently developed by such party without reference to the other party's Confidential Information; or (viii) is publicly disclosed by the other party.

     (g)  "Copyrights" means all copyrights throughout the world in any elements
           ----------
of the SuperCede Technology and the SuperCede Products to the extent that they have been fixed in a tangible medium of expression, including without limitation the copyrights in and to source code, object code, user interface design, documentation, product packaging and marketing materials, whether or not the same have been registered with any governmental agency, and includes the copyright registrations and applications set forth in Schedule 1(g).

     (h)  "Patents" means any issued patents and patent applications (including
           -------
any future patents that may be issued to SuperCede pursuant to such applications), including any foreign equivalents, covering aspects of the SuperCede Technology now owned or hereafter acquired by SuperCede, and includes those patent applications set forth in Schedule 1(h).

     (i)  "SuperCede Products" means the products of SuperCede that incorporate
           ------------------
or otherwise utilize the SuperCede Technology, either alone or in combination with other technology of SuperCede or third parties such that a majority of the functionality of such product is derived from the SuperCede Technology, and specifically includes all versions of SuperCede Java Edition, SuperCede Java and ActiveX Edition, SuperCede Database Edition, and the SuperCede Flash Compiler technology.

     (j)  "SuperCede Technology" means all original works of authorship,
           --------------------
inventions, software source code, algorithms, documentation, know-how, concepts, techniques and discoveries and all other subject matter which Asymetrix has developed as of the date of this Agreement or hereafter develops and which are related to the SuperCede Products and other technology of the

Internet Tools Division; provided, however, that "SuperCede Technology" shall not include any know-how, ideas, concepts, techniques or discoveries related to computer programming or software applications development generally, whether known to Asymetrix prior to or developed in the course of developing any particular software.

     (k)  "Trademarks"  means the trademarks created or used in connection the
           ----------
SuperCede Products (other than the ASYMETRIX trademark and related logos), together with the goodwill embodied therein, and includes the registrations and applications for registration set forth on Schedule 1(k).

2.   TRANSFER OF ASSETS AND ASSUMPTION OF LIABILITIES.

     (a) Assignment.  Asymetrix hereby sells, assigns, transfers and conveys to
         ----------
SuperCede all of its right, title and interest in and to the Assets including without limitation all documents and files in both printed and electronic form relating thereto, free and clear of all liens, encumbrances and claims whatsoever; provided, however, that Asymetrix makes no warranties, either by grant or implication, as to noninfringement of any third party's intellectual property rights by any of the Assets. To the extent that Asymetrix may acquire any rights in and to the SuperCede Technology after the date of this Agreement, whether pursuant to the terms of any Employee Invention, Confidentiality, Nonraiding and Noncompetition Agreement (an "Employee Agreement") between Asymetrix and any employee providing services to SuperCede or otherwise, Asymetrix shall assign and hereby does assign all such rights to SuperCede. Asymetrix hereby assigns to SuperCede the right to enforce any Employee Agreement to the extent it relates to SuperCede Products or SuperCede Technology, and agrees not to amend or waive any such rights arising under an Employee Agreement with respect to SuperCede Products or SuperCede Technology without SuperCede's express written consent.

     (b) Registered User and Prospect Lists.  Asymetrix shall provide SuperCede
         ----------------------------------
with all information related to the existing registered users of SuperCede Products, which SuperCede may use for whatever purpose it deems appropriate. Asymetrix shall also provide SuperCede with a list of all known qualified prospective customers for the SuperCede Products, which SuperCede may use for whatever purpose it deems appropriate. Asymetrix may continue to use such SuperCede Product registered user and prospect lists for whatever purpose Asymetrix deems appropriate.

     (c) Referrals.  Following execution of this Agreement, Asymetrix shall
         ---------
refer all inquiries regarding the SuperCede Products to SuperCede, including sales leads and potential strategic partners, and shall cease to sell the SuperCede Products without the consent of SuperCede.

     (d) Assumption of Obligations.  SuperCede hereby assumes, and agrees to
         -------------------------
pay, perform and discharge when due all of the Assumed Obligations. SuperCede does not assume or agree to pay, perform, or discharge any obligations, claims, liabilities, agreements, contracts or commitments of Asymetrix other than the Assumed Obligations.

     (e) Compliance with Assigned Agreements.  In addition to the payment and
         -----------------------------------
performance of any Assumed Obligations arising thereunder, SuperCede agrees to abide by, conform to, and meet all of its obligations under any of the terms and conditions of the Assigned Agreements. If SuperCede renews or extends the term of any Assigned Agreement, it shall do so in its own name and not in the name of Asymetrix.

     (f) Technical Support.  Following execution of this Agreement, SuperCede
         -----------------
shall be responsible for providing technical support to all end users of the SuperCede product licensed by SuperCede as well as the existing registered user base originally licensed by Asymetrix. Asymetrix may refer any technical support calls received after the date hereof to SuperCede's technical support staff, and such calls shall be given equal priority with calls directly to SuperCede regardless of whether the end user was licensed a SuperCede Product by Asymetrix or SuperCede. The parties may execute a separate agreement pursuant to which Asymetrix will provide such technical support services on behalf of SuperCede.

     (g)  Delivery; Further Assurances. Simultaneously with the execution
          ----------------------------
of this Agreement, Asymetrix shall take such steps as may be required to put SuperCede in actual possession of the Assets. In addition, Asymetrix shall from time to time, at SuperCede's request and expense, execute and deliver, or cause to be executed and delivered, such additional instruments of transfer, conveyance and assignment and take such other action as SuperCede may reasonably require, more effectively to transfer, convey and assign to and vest in SuperCede all right, title and interest in and to the Assets and to put SuperCede in actual possession of the Assets.

     (h)  Third-Party Consents.  To the extent that the assignment of any
          --------------------
Assigned Agreement shall require the consent of the other party thereto, this Agreement shall not constitute an assignment or agreement to assign the same if an attempted assignment would constitute a breach thereof. In the event that any Assigned Agreement cannot be assigned to and assumed by SuperCede without the consent of a third party, Asymetrix shall use commercially reasonable efforts, with the cooperation of Buyer to obtain such consent within thirty days of the date hereof.

     (i) Services Agreement.  Each party contemplates that Asymetrix will
         ------------------
continue to provide certain services to or on behalf of SuperCede following the date of this Agreement. The precise nature of the services to be provided as well as the terms and conditions related to the provision of such services and payment with respect thereto are to be negotiated by the parties. Each of Asymetrix and SuperCede agrees that it will make reasonable good faith efforts to negotiate and execute a services agreement with respect to such services no later than October 31, 1997.

     (j) Documents and Forms.  Asymetrix will provide SuperCede with hard copies
         -------------------
and, to the extent available to Asymetrix, electronic copies of all Assigned Agreements, and will for a period of nine months following the date hereof, provide SuperCede upon request with copies of its general business forms and policies in both hard copy and, to the extent available to Asymetrix, electronic formats.

3.   ISSUANCE OF SUPERCEDE COMMON STOCK.

In consideration of the transfer of the Assets to SuperCede and the covenants and agreements of Asymetrix hereunder, SuperCede shall, concurrently with the execution of this Agreement issue to Asymetrix 3,500,000 shares of the $.01 par value common stock of SuperCede. Upon execution of this Agreement, SuperCede will deliver to Asymetrix a certificate representing such shares of its common stock, executed by duly authorized and proper officers of SuperCede, which certificate shall bear such legends as may be required by Washington law or to obtain the benefit of an exemption from the registration requirements of state and federal securities laws.

4.   LICENSE TO SUPERCEDE TECHNOLOGY.

     (a) Grant and Scope.  Subject to the restrictions set forth in Section
         ---------------
4(b), SuperCede hereby grants to Asymetrix a non-exclusive, royalty-free, world-wide, perpetual, non-terminable right and license (i) to modify, copy, merge, and incorporate any portion of the SuperCede Technology into other computer programs in connection with the design, development, and manufacture of Asymetrix Products; (ii) to make, have made, duplicate, have duplicated, modify, use, market, display, perform, sell, license, or otherwise transfer or distribute object code copies of the SuperCede Technology but only incorporated into and forming a part of Asymetrix Products, and to authorize Asymetrix's distributors, resellers, value added resellers, original equipment manufacturers and other parties authorized by Asymetrix to market or distribute Asymetrix Products to do any of the foregoing described in this subsection 4(a)(ii); and
(iii) to make and use a reasonable number of copies of Asymetrix Products for purposes of marketing, training, and demonstrations related to the Asymetrix Products. SuperCede hereby grants to Asymetrix a non-exclusive, royalty-free, world-wide, perpetual, non-terminable license under all of the Patents and Copyrights to allow Asymetrix to fully exercise the rights granted hereby.

     (b) Restrictions.  Asymetrix shall not be permitted to market, display,
         ------------
perform, sell, distribute, sublicense or otherwise transfer the SuperCede Technology (i) on a standalone basis separate and apart from the Asymetrix Products; (ii) as part of any Competing Product; or (iii) in source code form. Nothing herein shall prevent Asymetrix from developing, marketing and distributing Competing Products provided that any such Competing Products do not incorporate any SuperCede Technology and are developed without reference to SuperCede Confidential Information.

     (c) Survival.  The license granted hereby is intended to be perpetual and
         --------
shall continue and be binding on the surviving party in any merger or consolidation of SuperCede or purchaser of all or substantially all of the assets of SuperCede, and shall inure to the benefit of the surviving party in any merger or consolidation of Asymetrix or purchaser of all or substantially all of the assets of Asymetrix.

     (d) Right to Modifications.  SuperCede shall own any all modifications,
         ----------------------
updates, upgrades and future versions of the SuperCede Technology made by SuperCede following the Effective Date, and Asymetrix shall have no rights with respect to any of the foregoing pursuant to this Agreement. Any modifications to the SuperCede Technology made by Asymetrix hereunder shall be owned in their entirety by SuperCede, and Asymetrix shall have a license to all such modifications on the terms and conditions of this Section 4.

5.   REPRESENTATIONS AND WARRANTIES.

     (a)  By Asymetrix.  Asymetrix hereby represents and warrants to
          ------------
SuperCede as follows:

          (i) Asymetrix has full power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement, and to carry out its obligations under this Agreement;

          (ii) this Agreement has been duly and validly authorized, executed and delivered by Asymetrix and constitutes the legal, valid and binding obligation of Asymetrix, enforceable in accordance with its terms;

          (iii) Asymetrix has title to the Assets, in all cases free and clear of all liens, charges and encumbrances; provided, however, that Asymetrix makes no warranties as to title with respect to the SuperCede Technology; and

          (iv) Asymetrix has provided or will provide true and complete copies of the Assigned Agreements as well as any consents necessary to the assignment thereof; provided, however, that Asymetrix shall have thirty days from the date hereof to obtain and deliver any such consents to assignment.

     (b) By SuperCede.  SuperCede hereby represents and warrants to Asymetrix as
         ------------
follows:

          (i) that SuperCede has full power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement, and to carry out its obligations under this Agreement;

          (ii) that this Agreement has been duly and validly authorized, executed and delivered by SuperCede and constitutes the legal, valid and binding obligation of SuperCede, enforceable in accordance with its terms; and

          (iii) that upon issuance, the shares of SuperCede common stock to be issued pursuant to Section 3 shall be duly authorized, validly issued, fully paid and nonassessable.

     (c) Disclaimer. THE WARRANTIES SET FORTH HEREIN ARE THE SOLE AND EXCLUSIVE
         ----------
WARRANTIES OF THE PARTIES. EACH PARTY EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT. BOTH PARTIES FURTHER AGREE THAT THE SUPERCEDE TECHNOLOGY IS TRANSFERRED AND LICENSED "AS IS" WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED.

6.   NON-DISCLOSURE.

A party receiving Confidential Information ("Recipient") of the other party ("Discloser") shall not use the Confidential Information for any purpose other than performing its obligations under this Agreement. Throughout the term of this Agreement and for a period of five years after the completion thereof, Recipient shall limit disclosure of Confidential Information within its own organization to its employees having a need to know and who have agreed to be bound by the terms of this Agreement. Recipient shall not disclose Confidential Information to any third party individual, corporation, or other entity without the prior written consent of Discloser. Recipient shall have satisfied the foregoing obligations if it uses the same degree of care as Recipient uses to protect its own Confidential Information of a like nature, but no less than a reasonable degree of care, to prevent the unauthorized dissemination of Confidential Information. Recipient shall be entitled to disclose Confidential Information in a response to a court order or as otherwise required by law, provided that Recipient shall first give notice to Discloser and make a reasonable effort to obtain a protective order to protect the confidentiality of the information. Recipient shall immediately notify Discloser of any actual or suspected unauthorized use of Confidential Information and will cooperate with Discloser in obtaining injunctive or other equitable relief. Notwithstanding the foregoing, this Section 6 shall not require SuperCede to observe any confidentiality requirements as a Recipient of the SuperCede Technology; but Asymetrix shall be required to observe all the requirements of this Section 6 relative to the SuperCede Technology as if it were Confidential Information of SuperCede (disregarding for this purpose Section 1(f)(v) hereof) as if Asymetrix were a Recipient thereof from SuperCede.

7.  EXCLUSIONS OF DAMAGE.

ASYMETRIX SHALL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO SUPERCEDE FOR ANY DAMAGES RESULTING FROM THE DUPLICATION, MARKETING, USE OR DISTRIBUTION OF ANY PORTION OF THE SUPERCEDE TECHNOLOGY BY OR UNDER A LICENSE FROM SUPERCEDE. SUPERCEDE SHALL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO ASYMETRIX FOR ANY DAMAGES RESULTING FROM THE DUPLICATION, MARKETING, USE OR DISTRIBUTION OF ANY PORTION OF THE SUPERCEDE TECHNOLOGY BY OR UNDER A LICENSE FROM ASYMETRIX. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES, EVEN IF SUCH PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

8.  INDEMNIFICATION.

    (a)  By Asymetrix.  Asymetrix shall indemnify, defend and hold harmless
         ------------
SuperCede and its employees, officers and directors from and against any and all claims, losses, liabilities, causes of action, costs, expenses, damages, assessments, fines, penalties, and interest, including reasonable legal fees and expenses through any appeals, which arise out of or result from: (i) the conduct of any aspect of Asymetrix's business following the date of this Agreement; provided that in no event shall the business of SuperCede be deemed to be Asymetrix's business notwithstanding the fact that Asymetrix may own a majority in interest in SuperCede; or (ii) the duplication, marketing, distribution and sale of products developed by or any other conduct of the the business of Asymetrix's Online Learning and Digital Tools Division, including any services, support or consulting provided in connection therewith, whether before or after the date of this Agreement.

     (b)  By SuperCede. SuperCede shall indemnify, defend and hold harmless
          ------------
Asymetrix and its employees, officers and directors from and against any and all claims, losses, liabilities, causes of action, costs, expenses, damages, assessments, fines, penalties, and interest, including reasonable legal fees and expenses through any appeals, which arise out of or result from: (i) the conduct of any aspect of SuperCede's business following the date of this Agreement; (ii) the duplication, marketing, distribution and sale of products developed by or any other conduct of the the business of Asymetrix's Internet Tools Division, including any services, support or consulting provided in connection therewith, whether before or after the date of this Agreement; or (iii) any Assumed Obligation or Assigned Agreement.

10.  INDEPENDENT CONTRACTOR.

The parties hereunder are independent contractors and not an employees of the other. Neither party shall be subject to the other party's control or direction over the performance of this Agreement. Neither party's employees shall be covered by the other's benefit programs, such as health insurance, social security, workers' compensation or unemployment compensation. Each party shall be responsible for paying all taxes related to payments made to it hereunder, and neither party shall be responsible for withholding or payment of those taxes. Nothing contained herein shall be deemed or construed as creating a joint venture or a partnership between SuperCede and Asymetrix. Neither SuperCede nor Asymetrix is by virtue of this Agreement authorized as an agent or other representative of the other.

11.  GENERAL.

     (a) Entire Agreement.  This Agreement contains all the agreements,
         ----------------
understandings, representations, conditions, warranties and covenants, and constitutes the sole and entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior communications or agreements, written or oral. This Agreement may not be modified except by written instrument signed by each party.

     (b) Governing Law.  This Agreement and the rights and obligations of the
         -------------
parties hereunder shall be construed in accordance with and shall be governed by the internal laws of the State of Washington and applicable federal law. Each party hereby consents to the jurisdiction and venue of the courts of the State of Washington, United States of America or of any federal court located in such state.

     (c) Interpretation and Waiver.  If any provision of this Agreement is
         -------------------------
declared invalid or unenforceable the remaining provisions of this Agreement shall remain in full force and effect. Waiver by either SuperCede or Asymetrix of one or more terms, conditions, or defaults of this Agreement shall not constitute a waiver of the remaining terms and conditions or of any future defaults of this Agreement.

     (d) Assignment.  Either party may assign its right and interest in this
         ----------
Agreement upon written notice to the other party, provided that (i) the assignee agrees to assume and be bound by all of the obligations of the assignor hereunder and (ii) the assignor shall be released from its obligations only with a written release from the other party. Subject to the above limitation, this Agreement will inure to the benefit and be binding upon the parties, their successors, and assigns. Unless otherwise specifically agreed to by the non-assigning party, no assignment by either party shall relieve the assignor from its obligations pursuant to this Agreement.

     (e) Attorney's Fees.  The prevailing party in disputes concerning this
         ---------------
Agreement shall be entitled to the costs of collections and enforcement, including but not limited to reasonable attorney's fees, court costs and all necessary expenses, regardless of whether litigation is commenced.

     (f) Notices.  All notices provided pursuant to this Agreement shall be in
         -------
writing and hand delivered or deposited in the United States mail first class, postage prepaid, and addressed to the addresses set forth above, or such other address as the party to receive the notice so designates by notice to the other.

     (g) Injunctive Relief.  Each party acknowledges that the breach, or
         -----------------
threatened breach, of Section 6 or any action by Asymetrix with respect to the SuperCede Technology outside the scope of the license granted in Section 4 could give rise to irreparable injury to the other party which would be inadequately compensated in money damages. Accordingly, either party may seek a restraining order and/or an injunction prohibiting the breach or threatened breach of
Section 6, and SuperCede may seek a restraining order and/or an injunction prohibiting any action by Asymetrix with respect to the SuperCede Technology outside the scope of the license granted in Section 4, in all cases in addition to, and not in limitation of, any other legal remedies which may be available to such party.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

     Asymetrix:          ASYMETRIX CORPORATION

                         By     /s/ J. Billmaier
                            ------------------------------------
                         Name   James A. Billmaier
                             -----------------------------------
                         Title  President & CEO
                              ----------------------------------

     SuperCede:          SUPERCEDE, INC.


                         By     /s/ Shabbir Dahod
                            ------------------------------------
                         Name   Shabbir Dahod
                             -----------------------------------
                         Title  Vice President & General Manager
                              ----------------------------------

                                 SCHEDULE 1(a)

                                TANGIBLE ASSETS

COMPUTERS
---------

MANUFACTURER             ASYMETRIX NO.              SERIAL NUMBER
------------             -------------              -------------
Micron                     13044                      512678-0001
Micron                     13291                      658660-0001
Gateway                    11915                           180801
DEC                        12817                       KA507ssvw6
Gateway                    11909                          1809794
Gateway                    10726                          7088592
NEC                        12936                         59023448
Micron                     11257                         B2893043
Gateway                    11911                          1809804
NEC                        12828                         57007228
DEC                        12857                       KA526bewhd
DEC                        12858                        KA512psj5
Micron                     13042                     1513678-0003
Micron                     13147                      552219-0001
NEC                        13160                          6201029
DEC                        12859                       KA526bewhb
Gateway                    11145                          1208102
Gateway                    11582                  62200cr0852235b
NEC                        13317                         59019048
NEC                        12814                         54008569
Micron                     12979
DEC                        12862                       KA512vpsk2
DEC                        12795                       KA433ckhk4
DEC                        12818                       KA507ssvw5
Gateway                    10980                           107185
Gateway                    11290                          1380091
DEC                        12856                      KA512vpssj6
Gateway                    11460                          1460175
DEC                        12861                       KA512vpsj4
Gateway                    12665                           671001
Micron                     13624                       61994-0001
DEC                        12864                       KA526bewhe
DEC                        12866                       KA512vpsc6
DEC                        14627                       KA507ssvw5
Micron                     13334                      785457-0001
Gateway                    10978                          1093184
NEC                        13018                         5X017204
Micron                     13276                     6404134-0001
Dell                       12895                            278sf
Gateway                    11354                          1417563
DEC                        12385                        KA34ddmb1
Gateway                    13374                           T67422
Gateway                    12111                          2121721
Gateway                    11120                          1191512

Gateway                    13394                      6010106608
DEC                        12865                      KA512vpsc5
DEC                        12262                      KA404jmp06
Gateway                    11074                         1175955
NEC                        11586                        37015991
Micron                     11942                         1865255
DEC                        12672                       KA40KMK32
Gateway                    12673                          428466
Olympus                    13396                        16013541
Gateway                    11682                         1652950
NEC                        11596                       37103141b
Micron                     13292                      65660-0002
DEC                        13193                      KKa46suh21


MONITORS
--------

MANUFACTURER              ASYMETRIX NO.             SERIAL NUMBER
Nanao                      11806                        C5954083
Nanao                      13869                        C0367063
MAG                        13046                    MH2754267466
Nanoa                      12918                        40093045
Nanao                      11123                        A4057122
NEC                        12744                       23k038398
Nanao                      11421                        B6038053
Nanao                      12991                     483573-0001
Nanao                      12196                        D3721113
Nanao                      12870                        25628025
Nanao                      12874                        25511025
Nanao                      13045                      MH27526404
Micron                     13146                    6100CR208734
Nanao                      11386                        B6181053
Nanao                      12876                        25807025
Nanao                      xxxxx                       D08672093
Nanao                      13021                        74318105
Nanao                      12595                        C6285075
Nanao                      12872                        25810025
Nanao                      12369                        D2174093
Nanao                      12820                        40088045
Nanao                      11864                        D0421093
Nanao                      12868                        25506025
Nanao                      12986                        C6597075
Micron                     13293                   62500cr064523
Nanao                      11401                        B6005053
Nanao                      11255                        B2776043
Nanao                      12873                        21204015
Nanao                      12877                        25770025
Nanao                      11627                       C04140636
Nanao                      12869                        25659025
Nanao                      12829                      OOFC118681
Nanao                      11073                        A2705122
Nanao                      12871                        25526025

NEC                        12267                     3z025545ca
Nanao                      10725                      TB9d19942
Nanao                      11793                       B9595063
Micron                     13028                 601007r1010703
Nanao                      12965                       21162015
Nanao                      12910                       c0187035
Mircon                     13268                  6100cr2084274
Nanao                      11580                       c0904063
Mircron                    13288                   61200crption


OTHER OFFICE EQUIPMENT
----------------------

DESCRIPTION               ASYMETRIX NO.              SERIAL NUMBER
NEC Docking Station         13338                     4X028121F



FURNITURE AND OTHER ASSETS
--------------------------

DESCRIPTION                            UNITS
-----------                            -----
Wall cabinet                             17
Desk                                     24
Return                                   17
Desk w/return                            17
Task chair                               52
Guest Chair                              52
File cabinet 2 drawer                     7
File cabinet 4 drawer                     8
File cabinet Lateral                      4
Whiteboard Large                         30
Whiteboard Small                          9
Bulletin board Large                      3
Bulletin board Small                      5
Side table  or CPU stand                 16
Telephone                                39
Bookcase Tall                            39
Bookcase Short                            9
Desk lamps                               17
Round Tables                              2
Refrigerator                              1
Microwave                                 1
Large Teak conference table and chairs    1

                                 SCHEDULE 1(b)

                              ASSIGNED AGREEMENTS

OTHER PARTY                                CONTRACT NAME                                              DATED
Toshiba Information Systems (Japan)       Software License and Distribution Agreement               31-Jul-96
Corporation

MacMillan Digital Publishing USA,         Nonexclusive Original Equipment Manufacturer (OEM)        22-Jul-96
Simon & Schuster, Inc., a Viacom          Software License and Distribution Agreement and
company                                   Amendment No. 1 dated April 22, 1997

NEC Corporation                           Software License and Distribution Agreement                4-Dec-96

NEC Corporation                           Localization Agreement                                     4-Dec-96

TVOBJECTS Corporation                     Software License Agreement                                 7-Mar-97

Visigenic Software, Inc.                  Value Added Reseller Agreement for Visigenic              27-Mar-97
                                          Products with Manufacturing Rights

INTERSOLV, Inc.                           INTERSOLV Distributor License Agreement                   13-Feb-97

Lawrence Livermore National Laboratory    Software License Agreement SuperCede VM Source Code       14-Jan-97

ObjectSpace, Inc.                         JGL Bundled Distribution Agreement                        23-Dec-96

Netscape Communications Corporation       Netscape "Jupiter" License Agreement                      19-Jul-96

Object Design Inc.                        License and Distribution Agreement                        10-Dec-96

Rogue Wave Software Inc.                  Software Distribution Agreement                            6-Jan-97

MetaWare Incorporated                     OEM Software License Agreement                             1-Aug-96

KL Group, Inc.                            Software License Agreement                                11-Apr-97

Stingray Software, Inc.                   Software License and Distribution Agreement               28-Mar-97

Shafir, Inc.                              Software License and Distribution Agreement                9-May-97
                                          SuperCede Components

ProtoView Development Corporation         Software License and Distribution Agreement                6-May-97
                                          SuperCede Components with Royalties

FarPoint (don't have copy of contract)

MindQ Publishing Inc.                     Software License and Distribution Agreement               11-Dec-96
                                          Amendment No. 1                                           17-Apr-97

Starbase                                  Software Bundling and Cooperative Marketing Agreement     27-Jan-97

                                 SCHEDULE 1(c)

                              ASSUMED OBLIGATIONS


Any obligations arising under any Assigned Agreements.

All accrued vacation time and salary of former Asymetrix employees becoming employees of SuperCede, Inc., which amounts do not exceed $180,000 in the aggregate.

Accrued royalty obligations which do not exceed $30,000 in the aggregate.

                                 SCHEDULE 1(g)

                    COPYRIGHT REGISTRATIONS AND APPLICATIONS

No copyrights are currently registered and no applications for registration have currently been filed.

                                 SCHEDULE 1(h)

                        PATENTS AND PATENT APPLICATIONS

"Interactive Software Development System"       U.S. Serial No. 08/608,820

"Incremental Byte Code Compilation System"      U.S. Serial No. 08/645,955

"Data Representation for Mixed-Language
          Program Development"                  U.S. Serial No. 08/662,648

"Interactive Software Development System"       PCT No.  PCT/US97/02177

"Incremental Byte Code Compilation System"      PCT No.  Pending

"Data Representation for Mixed-Language
          Program Development"                  PCT No.  Pending

                                 SCHEDULE 1(k)

                    TRADEMARK REGISTRATIONS AND APPLICATIONS

------------------------------------------------------------------------------------------------------------------
TRADEMARK                  COUNTRY                   CLASS           SERIAL/REG. NO.              STATUS
------------------------------------------------------------------------------------------------------------------
BLAZING                      USA                        9              75/081,953               Published
------------------------------------------------------------------------------------------------------------------
CAFFEINE                     USA                        9              75/049,579               To be abandoned
------------------------------------------------------------------------------------------------------------------
CODE MONSTER                 USA                        9              75/073,865               To be abandoned
-----------------------------------------------------------------------------------------------------------------------
CODEBLAZER                   USA                        9              75/079,269               To be abandoned
-----------------------------------------------------------------------------------------------------------------------
FLASH COMPILER               USA                        9              75/089,753               Pending
-----------------------------------------------------------------------------------------------------------------------
SUPERCEDE                    Canada                   N/A              826,188                  Published
-----------------------------------------------------------------------------------------------------------------------
SUPERCEDE                    CTM                      9, 16            389,197                  Pending
-----------------------------------------------------------------------------------------------------------------------
SUPERCEDE                    Japan                      9              08-088220                Pending
-----------------------------------------------------------------------------------------------------------------------
SUPERCEDE                    Japan                     42              08-092507                Pending
-----------------------------------------------------------------------------------------------------------------------
SUPERCEDE                    Mexico                     9              277580                   Pending
-----------------------------------------------------------------------------------------------------------------------
SUPERCEDE                    USA                        9              75,091,828               Statement of Use filed
-----------------------------------------------------------------------------------------------------------------------
SUPERSEDE                    USA                        9              75/091,826               To be abandoned
-----------------------------------------------------------------------------------------------------------------------
WEBMEMORY                    USA                        9              75/075,500               Pending
-----------------------------------------------------------------------------------------------------------------------
WHAT YOU CODE IS             USA                        9              75/073,864               To be abandoned
WHAT YOU SEE
-----------------------------------------------------------------------------------------------------------------------
WYCIWYS                      USA                        9              75/073,863               To be abandoned
-----------------------------------------------------------------------------------------------------------------------